MTB MULTI CAP GROWTH FUND

(A Portfolio of MTB Group of Funds)

Supplement dated September 10, 2003 to the Combined Retail Prospectus dated August 25, 2003 and the Combined Institutional Prospectus dated August 25, 2003


Please be advised that the current description of the MTB Multi Cap Growth Fund's (the "Fund") strategy will be clarified to reflect that "well-known, established companies" refers to "large-size companies, " and that the market capitalizations of the companies in which the Fund invests also includes companies with large market capitalizations (thus, including companies greater than $15 billion). While the Fund's goal of long-term capital appreciation will not change, its investment strategy will be restated as follows:


"The Fund seeks its investment goal by investing, under normal market conditions, at least 80% of the value of its assets in common stocks and securities convertible into common stocks of small-, mid- and large-size companies. These companies generally fall into the following dollar ranges of market capitalizations, which are measured at time of purchase: small-cap ($2 billion or less); mid-cap ($1 billion to $15 billion); and large-cap ($3 billion or more).


The Fund's Advisor will shift the emphasis among companies in the various market capitalization categories according to changes in economic conditions and other factors. In selecting securities for the Fund, the Advisor considers each company's current financial strength, as well as its revenue and earnings growth and the valuation of its stock. In doing so, the Fund's Advisor will seek to build a broadly diversified portfolio of stocks with above-average capital growth potential."


Although the above modifies the description of the Fund's investment strategy, it will not change the historic investment approach of the Fund. The Fund is continuing to pursue its investment goal of long-term capital appreciation by investing in equity securities of various market capitalizations, including small-, mid- and large-capitalization companies. As such, the Fund will shift its emphasis to a particular capitalization weighting according to changes in economic conditions and based on the greatest potential for growth. The Fund will continue this investment style in the future.


Please note that the absence of any industry-standard definitions of market capitalizations causes market capitalization ranges to overlap, depending on which indices are used as sources of those ranges. In addition, the capitalizations of companies within each index also change over time, further causing the capitalization ranges to expand or contract over time.


                                                              September 10, 2003


Edgewood Services, Inc., Distributor


Cusip 55376T395
Cusip 55376T387
Cusip 55376T379
29027 (9/03)
528098